Walthausen Small Cap Value Fund

July 31, 2008
(Fiscal Q2)

Investment Objective

The Walthausen Small Cap Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small capitalization companies defined as those with a market capitalization of $2 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY

(as of July 31, 2008)

	Q2 2008 (Fiscal)	Since Inception (2/1/08)
Walthausen Small Cap Value Fund	5.95%	3.30%
Russell 2000 Value Index	-1.71%	-1.16%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 2000 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generating internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception date:	02/01/08
Cusip:	933310104
Net Assets	$7.4 million
Net Expense Ratio:	1.48%*

Investment Minimums

- Regular Account.................. $2,500
- Automatic Reinvestment Plan... $2,500
- IRA Account.........................$2,500

* Effective August 1, 2008.

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in Jan 2003, through to the time of his departure in July, 2007.

Investment Adviser:

Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

Walthausen Small Cap Value Fund

July 31, 2008
(Fiscal Q2)

Fund Characteristics (as of 7/31/08)

No. of Holdings	60
Median Market Cap	$489m.
Trailing 12 month PE	14.4
Median Price-to-Book	1.16
Return on Equity	14.3

Source: Thomson Portfolio Analytics

TOP TEN HOLDINGS (as of 7/31/08)

	(% of net assets)
Thermadyne Holdings Corp	4.7
CSG Systems International	3.9
Rehabcare Group	3.0
Monro Muffler Brake Inc.	2.8
TrustCo Bank Corp	2.7
Phoenix Cos Inc.	2.6
CSS Industries Inc.	2.5
Standex International Corp	2.4
Visteon Corp	2.3
Alleghany Corp	2.3

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION (as of 7/31/08)

	(% of net assets)
Financials	22.8
Consumer Discretionary	19.9
Industrials	14.9
Information Technology	14.0
Materials	7.9
Health Care	6.2
Telecomm Services	6.1
Energy	5.0
Consumer Staples	2.0
Utilities	0.0
	98.8
Net Cash*	1.2

* Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.

TOP FIVE HOLDINGS PROFILE (7/31/08)

Thermadyne Holdings (4.7%)

Engages in the design, manufacture, marketing and sale, and distribution of welding and cutting torches, consumables, power sources, and accessories. Its product applications include shipbuilding, manufacturing of transportation and agricultural equipment, offshore oil and gas rig construction and fabrication of metal structures.

CSG Systems International (3.9%)

Provides outsourced solutions primarily to North American cable and Direct Broadcast satellite communications markets. The company's solutions manage customer interactions such as set-up and activation of customer accounts, sales support and marketing, and order processing. Client base includes service providers of bundled multi-channel video, internet, voice and IP-based services.

Rehabcare Group (3.0%)

Provides rehabilitation program management services in in the United States. It operates in four segments: Contract therapy; hospital rehabilitation services; free standing hospitals; and consulting..

Monro Muffler Brake Inc. (2.8%)

Offers automotive undercar repair and tire services. It provides a range of services on passenger cars, light trucks, and vans for brakes; muffler and exhaust systems; and steering, drive train and suspension; as well as tire and other maintenance services.

TrustCo Bank Corp (2.7%)

Provides personal and business banking services for individuals, partnerships and corporations. Business operations are geographically focused around the Capital District of New York state and Central Florida.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com